UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 31, 2025
Date of Report (date of earliest event reported)

NovoCure Limited
(Exact name of registrant as specified in its charter)

Jersey	001-37565		98-1057807
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

No. 4 The Forum, Grenville Street	St. Helier	Jersey	JE2 4UF
(Address of Principal Executive Offices)			(Zip Code)
+44 (0) 15 3475 6700
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	NVCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01 Regulation FD Disclosure

On May 31, 2025, NovoCure Limited (the "Company" or "Novocure"), issued a press release announcing that on that day it presented positive results from the phase 3 PANOVA-3 clinical trial ("PANOVA-3") evaluating the use of Tumor Treating Fields (TTFields) therapy with gemcitabine and nab-paclitaxel (GnP) for locally advanced pancreatic adenocarcinoma (LA-PAC) at the 2025 American Society of Clinical Oncology Annual Meeting ("ASCO 2025") and that the results will be simultaneously published in the Journal of Clinical Oncology. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The data provided at the presentation is attached hereto as Exhibit 99.2 and incorporated by reference herein. This data is available on the Company's investor relations page at www.novocure.com.

Also on May 31, 2025, the Company hosted an investor event that included a presentation and discussion of the results from PANOVA-3 that were presented at ASCO 2025. The data provided at the investor event is attached hereto as Exhibit 99.3 and incorporated by reference herein. This data is also available on the Company's investor relations page at www.novocure.com.

The PANOVA-3 data are expected to serve as the basis for a Premarket Approval (PMA) submission to the U.S. Food and Drug Administration in the second half of 2025.

The information contained in this Item 7.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release of NovoCure Limited, dated May 31, 2025
99.2	Presentation Data from ASCO 2025 dated May 31, 2025
99.3	Investor Event Presentation Data dated May 31, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovoCure Limited
(Registrant)

Date: June 2, 2025

By: /s/ Christoph Brackmann
Name: Christoph Brackmann
Title: Chief Financial Officer